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                                   EXHIBIT 21
                       to Registrant's Report on Form 10-K
                        for the year-ended June 30, 2006

                           (corrected as of 10-19-06)

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                                                              Jurisdiction
                                                             --------------
SUBSIDIARIES OF BALDWIN TECHNOLOGY COMPANY, INC.
Baldwin Americas Corporation                                 Delaware
Baldwin Europe Consolidated Inc.                             Delaware
Baldwin Asia Pacific Corporation                             Delaware
Baldwin Technology India Private Limited                     India

SUBSIDIARIES OF BALDWIN AMERICAS CORPORATION
Baldwin Rockford Corporation                                 Delaware
Baldwin Graphic Systems, Inc.                                Delaware
Baldwin Americas do Brasil Ltda                              Brazil
Baldwin India Private, Ltd.                                  India

SUBSIDIARIES OF BALDWIN EUROPE CONSOLIDATED INC.
Baldwin Europe Consolidated BV                               Netherlands

SUBSIDIARIES OF BALDWIN EUROPE CONSOLIDATED BV
Baldwin Graphic Equipment BV                                 Netherlands
Baldwin Germany GmbH                                         Germany
Baldwin U.K. Holding Limited                                 United Kingdom
Baldwin Jimek AB                                             Sweden
Baldwin France Sarl                                          France
Baldwin Italy Srl                                            Italy

SUBSIDIARIES OF BALDWIN U.K. HOLDING LIMITED
Baldwin (UK) Ltd.                                            United Kingdom
Acrotec UK Ltd.                                              United Kingdom

SUBSIDIARIES OF BALDWIN JIMEK AB
Baldwin IVT AB                                               Sweden

SUBSIDIARIES OF ACROTEC UK LTD.
Baldwin Globaltec Ltd.                                       United Kingdom

SUBSIDIARIES OF BALDWIN ASIA PACIFIC CORPORATION
Japan-Baldwin Ltd.                                           Japan
Baldwin Printing Control Equipment (Beijing) Company, Ltd.   China
Baldwin Graphic Equipment Pty. Ltd.                          Australia
Baldwin Printing Controls Ltd.                               Hong Kong
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